                                                         Exhibit 10(iii)A(62)(a)


                ASPIRATION ACHIEVEMENT INCENTIVE AWARD AGREEMENT
                      FOR KEY EMPLOYEES OF OPERATING UNITS



        THIS AGREEMENT, made as of the 22nd day of September, 1998 (the "Grant Date"), between National Service Industries, Inc., a Delaware corporation ("NSI"), and NATIONAL SERVICE INDUSTRIES, INC. (GA), a Subsidiary of NSI (together, the "Company"), and ((Grantee)) (the "Grantee").

        WHEREAS, NSI has adopted the National Service Industries, Inc. Long-Term Achievement Incentive Plan (the "Plan") in order to provide additional incentives to certain officers and key employees of NSI and its Subsidiaries; and

        WHEREAS, the Grantee, as a key employee of the above-referenced Subsidiary, performs services with respect to the ((DIVISION)) operations of the Company (the "Operations"); and

        WHEREAS, the Committee responsible for administration of the Plan has determined to grant to the Grantee an Aspiration Achievement Incentive Award as provided herein.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Grant of Aspiration Award.

               1.1 The Company hereby grants to the Grantee an Aspiration Achievement Incentive Award (the "Award"), which has a value determined as provided in Section 2 below based upon the performance of the Operations during the Performance Cycle from September 1, 1998 to August 31, 2001. As provided in the Plan, Grantee's right to payment of this Award is dependent upon Grantee's continued employment in Grantee's current position with the Company, or in a position with responsibilities of substantially similar value to the Company during the Performance Cycle. Under certain circumstances as described below, Grantee may be entitled to receive payment for some portion of the Award if Grantee's employment terminates prior to the end of the Performance Cycle.

               1.2 The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. This Agreement shall be construed in accordance with, and subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

        2. Performance Measure and Performance Levels.

               The Committee has established the performance measure (the "Performance Measure"), and award and performance levels set forth in Appendix A attached hereto. The chart in Appendix A specifies a Commitment performance level, at which the Commitment Level Award will be paid, an Aspiration performance level, at or above which an Aspiration Level Award will be paid, and a threshold performance level, at which a minimum incentive award will be paid and below which no award will be paid. For each level of performance at or above the threshold performance level through the Aspiration performance level, Grantee will receive an award determined in accordance with the chart and formulae set forth in Appendix A. The terms used in determining the Performance Measure are defined in Appendix B.

        3. Determination of Aspiration Award.

               3.1 Determination Notice. As soon as practical following the last day of the Performance Cycle, the Committee will determine, in accordance with
Section 7(c) of the Plan, the performance level of the Operations with respect to the Performance Measure for the Performance Cycle. The Committee may in determining the performance level with respect to the Performance Measure adjust the Operations' financial results for the Performance Cycle to exclude the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, gains and losses resulting from divestitures, currency fluctuations, changes in tax laws, or changes in accounting treatment, which are distortive of financial results for the Performance Cycle. The Committee may also increase or decrease the amount of the Award otherwise payable to Grantee if, in the Committee's view, the financial performance of the Operations during the Performance Cycle justifies such adjustment, regardless of the extent to which the Performance Measure has been achieved.

                      The Company will notify the Grantee (or the executors or administrators of the Grantee's estate, if applicable) of the Committee's determination (the "Determination Notice"). The Determination Notice shall specify the performance level of the Operations with respect to the Performance Measure for the Performance Cycle and the amount of Award (if any) Grantee will be entitled to receive. The amount Grantee is entitled to receive will be paid one-half in cash and one-half in Shares, with the Shares being valued at their Fair Market Value as of the last day of the Performance Cycle.

               3.2 Revision of Performance Levels. At any time prior to the end of a Performance Cycle, the Committee may revise the performance levels for the Performance Measure and the Award amounts if unforeseen events (including, without limitation, a Change in Capitalization, an equity restructuring, an acquisition, or a divestiture) occur which have a substantial effect on the performance of the Operations and which in the judgment of the Committee make the application of the performance levels unfair unless a revision is made.

        4. Termination of Employment.

               4.1 In General. Except as provided in Sections 4.2, 4.3, and 4.4 below, in the event that the Grantee's employment terminates during a Performance Cycle, all unearned Aspiration Awards shall be immediately forfeited by the Grantee.

               4.2 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of the Grantee is terminated by reason of death, Disability, or Retirement (on or after age 65) during a Performance Cycle, the Grantee shall be entitled to a prorated payout with respect to the unearned Award. The prorated payout shall be determined by the Committee based upon the length of time that the Grantee was actively employed during the Performance Cycle relative to the full length of the Performance Cycle; provided, that payment shall only be made to the extent at the end of the Performance Cycle the Award would have been earned based upon the performance level achieved for the Performance Cycle; and provided, further, that the performance level used to determine the prorated award cannot exceed 200% of the Commitment performance level.

                      Payment of earned Awards to Grantee in the event of termination due to death, Disability, or Retirement shall be made at the same time payments would be made to Grantee if Grantee did not terminate employment during the Performance Cycle.

               4.3 Change In Control. Notwithstanding anything in this Agreement to the contrary, if a Change in Control occurs during the Performance Cycle, then the Grantee's Award shall be determined for the Performance Cycle then in progress as though the Performance Cycle had ended as of the date of the Change in Control and the outstanding Award will be paid at the Commitment Level Award or the actual performance level to such date (using, for such purpose, prorated performance levels of the Performance Measure to reflect the portion of the Performance Cycle that has elapsed as of the date of the Change in Control), whichever provides the greater payment. The Award determined in accordance with the preceding sentence shall be fully vested and payable immediately to the Grantee. The Committee shall determine the amount of the Award under this
Section 4.3, subject to the terms of this section, and no downward adjustment of the Award shall be permitted. The Award will be paid in full in cash, unless the Grantee elects to receive one-half of the Award in Shares. For purposes of determining the number of Shares to be paid to the Grantee under this Section 4.3, the Fair Market Value of a Share shall be determined by taking the average closing price per share for the last twenty (20) trading days prior to the commencement of the offer, transaction, or other event which resulted in a Change in Control.

               4.4 Termination Without Cause. In the event Grantee's employment is terminated by the Company without Cause more than one (1) year after the commencement of the Performance Cycle and prior to the end of the Performance Cycle, the Grantee shall be entitled to a prorated payout of the Award based upon the length of time that the Grantee was actively employed during the Performance Cycle relative to the full length of the Performance Cycle; provided, that payment shall be made only to the extent at the end of the Performance Cycle the Award would have been earned based upon the performance level achieved during the Performance Cycle; and provided, further, that the performance level used to determine the prorated award cannot exceed 200% of the Commitment performance level. Payment shall be made to Grantee at the same time as if Grantee had not terminated employment during the Performance Cycle.

        5. No Right to Continued Employment.

               Nothing in this Agreement or the Plan shall be interpreted to confer upon the Grantee any rights with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Grantee's employment at any time.

        6. Nonassignment.

               The Grantee shall not have the right to assign, alienate, pledge, transfer, or encumber any amounts due Grantee hereunder, and any attempt to assign, alienate, pledge, transfer, or encumber Grantee's rights or benefits shall be null and void and not recognized by the Plan or the Company.

        7. Modification of Agreement.

               This Agreement may be modified, amended, suspended, or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

        8. Severability; Governing Law.

               Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

               The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

        9. Successors in Interest.

               This Agreement shall inure to the benefit of and be binding upon any successor to the Company. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee's heirs, executors, and administrators.

        10. Resolution of Disputes.

               Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding, and conclusive on the Grantee and the Company for all purposes.

        11. Withholding of Taxes.

               The Company shall have the right to deduct from any amount payable under this Agreement, an amount equal to the federal, state, and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any such amount. In satisfaction of all or part of the Withholding Taxes, the Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to him or her pursuant to an Award, having an aggregate Fair Market Value equal to the Withholding Taxes.

        12. Shareholder Approval.

               The effectiveness of this Agreement and of the grant of the Award pursuant hereto is subject to the approval of the Plan by the stockholders of NSI in accordance with the terms of the Plan.

                            NATIONAL SERVICE INDUSTRIES, INC.



                            By:________________________________________________
                                 JAMES S. BALLOUN
                                 Chairman, President and Chief Executive Officer



                            NATIONAL SERVICE INDUSTRIES, INC. (GA), Subsidiary



                            By:________________________________________________
                                 JAMES S. BALLOUN
                                 Chairman, President and Chief Executive Officer



                            ____________________________________________________
                            Name of Grantee: ((Grantee))

        Aspiration Achievement Incentive Award Appendix A - Key Employees


Name                   Richard W. LeBer                Kenneth W. Honeycutt          John K. Morgan
--------------------   ---------------------------     -----------------------       -----------------------
Position               SVP, Bus. Development           VP, HiTek Group               VP, Sales & Marketing
Salary                 $198,485                        $225,000                      $205,000
Division               National Linen Service          Lithonia                      Lithonia
Total LTI Multiple     80%                             80%                           50%
AAI  % of LTI          70%                             70%                           70%


                                    FY 99-01
Threshold              (1)                             72                            72
Commitment             16                              88                            88
Aspiration             28                              165                           165

                           Individual AAI Opportunity

Threshold              $27,788                         $31,500                       $28,700
Commitment             $111,152                        $126,000                      $114,800
Aspiration             $555,758                        $630,000                      $574,000

                ASPIRATION ACHIEVEMENT INCENTIVE AWARD AGREEMENT
                          FOR OPERATING UNIT PRESIDENTS



        THIS AGREEMENT, made as of the 22nd day of September, 1998 (the "Grant Date"), between National Service Industries, Inc., a Delaware corporation ("NSI"), and NATIONAL SERVICE INDUSTRIES, INC. (GA), a Subsidiary of NSI (together, the "Company"), and ((GRANTEE)) (the "Grantee").

        WHEREAS, NSI has adopted the National Service Industries, Inc. Long-Term Achievement Incentive Plan (the "Plan") in order to provide additional incentives to certain officers and key employees of NSI and its Subsidiaries; and

        WHEREAS, the Grantee, as an executive of the above-referenced Subsidiary, performs services with respect to the ((DIVISION)) operations of the Company (the "Operations"); and

        WHEREAS, the Committee responsible for administration of the Plan has determined to grant to the Grantee an Aspiration Achievement Incentive Award as provided herein.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Grant of Aspiration Award.

               1.1 The Company hereby grants to the Grantee an Aspiration Achievement Incentive Award (the "Award"), which has a value determined as provided in Section 2 below based upon the performance of the Operations during the Performance Cycle from September 1, 1998 to August 31, 2001. As provided in the Plan, Grantee's right to payment of this Award is dependent upon Grantee's continued employment in Grantee's current position with the Company, or in a position with responsibilities of substantially similar value to the Company during the Performance Cycle. Under certain circumstances as described below, Grantee may be entitled to receive payment for some portion of the Award if Grantee's employment terminates prior to the end of the Performance Cycle.

               1.2 The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. This Agreement shall be construed in accordance with, and subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

        2. Performance Measure and Performance Levels.

               The Committee has established the performance measure (the

"Performance Measure"), and award and performance levels set forth in Appendix A attached hereto. The chart in Appendix A specifies a Commitment performance level, at which the Commitment Level Award will be paid, an Aspiration performance level, at or above which an Aspiration Level Award will be paid, and a threshold performance level, at which a minimum incentive award will be paid and below which no award will be paid. For each level of performance at or above the threshold performance level through the Aspiration performance level, Grantee will receive an award determined in accordance with the chart and formulae set forth in Appendix A. The terms used in determining the Performance Measure are defined in Appendix B.

        3. Determination of Aspiration Award.

               3.1 Determination Notice. As soon as practical following the last day of the Performance Cycle, the Committee will determine, in accordance with
Section 7(c) of the Plan, the performance level of the Operations with respect to the Performance Measure for the Performance Cycle. The Committee may in determining the performance level with respect to the Performance Measure adjust the Operations' financial results for the Performance Cycle to exclude the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, gains and losses resulting from divestitures, currency fluctuations, changes in tax laws, or changes in accounting treatment, which are distortive of financial results for the Performance Cycle. The Committee may also increase or decrease the amount of the Award otherwise payable to Grantee if, in the Committee's view, the financial performance of the Operations during the Performance Cycle justifies such adjustment, regardless of the extent to which the Performance Measure has been achieved.

                      The Company will notify the Grantee (or the executors or administrators of the Grantee's estate, if applicable) of the Committee's determination (the "Determination Notice"). The Determination Notice shall specify the performance level of the Operations with respect to the Performance Measure for the Performance Cycle and the amount of Award (if any) Grantee will be entitled to receive. The amount Grantee is entitled to receive will be paid one-half in cash and one-half in Shares, with the Shares being valued at their Fair Market Value as of the last day of the Performance Cycle.

               3.2 Revision of Performance Levels. At any time prior to the end of a Performance Cycle, the Committee may revise the performance levels for the Performance Measure and the Award amounts if unforeseen events (including, without limitation, a Change in Capitalization, an equity restructuring, an acquisition, or a divestiture) occur which have a substantial effect on the performance of the Operations and which in the judgment of the Committee make the application of the performance levels unfair unless a revision is made.

        4. Termination of Employment.

               4.1 In General. Except as provided in Sections 4.2, 4.3, and 4.4 below, in the event that the Grantee's employment terminates during a Performance Cycle, all unearned Aspiration Awards shall be immediately forfeited by the Grantee.

               4.2 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of the Grantee is terminated by reason of death or Disability during a Performance Cycle, the Grantee shall be entitled to a prorated payout with respect to the unearned Award. The prorated payout shall be determined by the Committee based upon the length of time that the Grantee was actively employed during the Performance Cycle relative to the full length of the Performance Cycle; provided, that payment shall only be made to the extent at the end of the Performance Cycle the Award would have been earned based upon the performance level achieved for the Performance Cycle; and provided, further, that the performance level used to determine the prorated award cannot exceed 200% of the Commitment performance level.

                      In the event of Grantee's Retirement (on or after age 65), the full Award shall continue to be eligible for payout at the end of the Performance Cycle, just as if Grantee had remained employed for the remainder of the Performance Cycle (including if the Grantee dies after Retirement but before the end of the Performance Cycle). At the end of the Performance Cycle, the Committee shall make its determination in the same manner as provided in Section 3.

                      Payment of earned Awards to Grantee in the event of termination due to death, Disability, or Retirement shall be made at the same time payments would be made to Grantee if Grantee did not terminate employment during the Performance Cycle.

               4.3 Change In Control. Notwithstanding anything in this Agreement to the contrary, if a Change in Control occurs during the Performance Cycle, then the Grantee's Award shall be determined for the Performance Cycle then in progress as though the Performance Cycle had ended as of the date of the Change in Control and the outstanding Award will be paid at the Commitment Level Award or the actual performance level to such date (using, for such purpose, prorated performance levels of the Performance Measure to reflect the portion of the Performance Cycle that has elapsed as of the date of the Change in Control), whichever provides the greater payment. The Award determined in accordance with the preceding sentence shall be fully vested and payable immediately to the Grantee. The Committee shall determine the amount of the Award under this
Section 4.3, subject to the terms of this section, and no downward adjustment of the Award shall be permitted. The Award will be paid in full in cash, unless the Grantee elects to receive one-half of the Award in Shares. For purposes of determining the number of Shares to be paid to the Grantee under this Section 4.3, the Fair Market Value of a Share shall be determined by taking the average closing price per share for the last twenty (20) trading days prior to the commencement of the offer, transaction, or other event which resulted in a Change in Control.

               4.4 Termination Without Cause. In the event Grantee's employment is terminated by the Company without Cause more than one (1) year after the commencement of the Performance Cycle and prior to the end of the Performance Cycle, the Grantee shall be entitled to a prorated payout of the Award based upon the length of time that the Grantee was actively employed during the Performance Cycle relative to the full length of the Performance Cycle; provided, that payment shall be made only to the extent at the end of the Performance Cycle the Award would have been earned based upon the performance level achieved during the Performance Cycle; and provided, further, that the performance level used to determine the prorated award cannot exceed 200% of the Commitment performance level. Payment shall be made to Grantee at the same time as if Grantee had not terminated employment during the Performance Cycle.

        5. No Right to Continued Employment.

               Nothing in this Agreement or the Plan shall be interpreted to confer upon the Grantee any rights with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Grantee's employment at any time.

        6. Nonassignment.

               The Grantee shall not have the right to assign, alienate, pledge, transfer, or encumber any amounts due Grantee hereunder, and any attempt to assign, alienate, pledge, transfer, or encumber Grantee's rights or benefits shall be null and void and not recognized by the Plan or the Company.

        7. Modification of Agreement.

               This Agreement may be modified, amended, suspended, or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

        8. Severability; Governing Law.

               Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

               The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

        9. Successors in Interest.

               This Agreement shall inure to the benefit of and be binding upon any successor to the Company. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee's heirs, executors, and administrators.

        10. Resolution of Disputes.

               Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding, and conclusive on the Grantee and the Company for all purposes.

        11. Withholding of Taxes.

               The Company shall have the right to deduct from any amount payable under this Agreement, an amount equal to the federal, state, and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any such amount. In satisfaction of all or part of the Withholding Taxes, the Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to him or her pursuant to an Award, having an aggregate Fair Market Value equal to the Withholding Taxes.

        12. Shareholder Approval.

               The effectiveness of this Agreement and of the grant of the Award pursuant hereto is subject to the approval of the Plan by the stockholders of NSI in accordance with the terms of the Plan.

                           NATIONAL SERVICE INDUSTRIES, INC.



                           By:________________________________________________
                                JAMES S. BALLOUN
                                Chairman, President and Chief Executive Officer



                           NATIONAL SERVICE INDUSTRIES, INC. (GA), Subsidiary



                           By:________________________________________________
                                JAMES S. BALLOUN
                                Chairman, President and Chief Executive Officer



                           ___________________________________________________
                           Name of Grantee: ((Grantee))

     Aspiration Achievement Incentive Award Appendix A - Division Presidents

Name                                     Richard W. LeBer                       J. Randolph Zook
-----------------------                  -------------------------              ----------------------
Position                                 President, NLS                         President, AECO
Salary                                   $250,000                               $250,000
Division                                 National Linen Service                 AECO Products
Total LTI Multiple                       100%                                   160%
AAI % of LTI                              70%                                    70%

                                    FY 99-01

Threshold                                (1)                                     8
Commitment                               16                                     11
Aspiration                               28                                     13

                           Individual AAI Opportunity

Threshold                                $ 43,750                               $   70,000
Commitment                               $175,000                               $  280,000
Aspiration                               $874,998                               $1,400,000

                ASPIRATION ACHIEVEMENT INCENTIVE AWARD AGREEMENT
                             FOR EXECUTIVE OFFICERS



        THIS AGREEMENT, made as of the 22nd day of September, 1998 (the "Grant Date"), between NATIONAL SERVICE INDUSTRIES, INC., a Delaware corporation ("NSI"), and ((Orgstr)), a Subsidiary of NSI (together, the "Company"), and ((Grantee)) (the "Grantee").

        WHEREAS, NSI has adopted the National Service Industries, Inc. Long-Term Achievement Incentive Plan (the "Plan") in order to provide additional incentives to certain officers and key employees of NSI and its Subsidiaries; and

        WHEREAS, the Committee responsible for administration of the Plan has determined to grant to the Grantee an Aspiration Achievement Incentive Award as provided herein.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Grant of Aspiration Award.

               1.1 The Company hereby grants to the Grantee an Aspiration Achievement Incentive Award (the "Award"), which has a value determined as provided in Section 2 below based upon the performance of NSI during the Performance Cycle from September 1, 1998 to August 31, 2001. As provided in the Plan, Grantee's right to payment of this Award is dependent upon Grantee's continued employment in Grantee's current position with the Company, or in a position with responsibilities of substantially similar value to the Company during the Performance Cycle. Under certain circumstances as described below, Grantee may be entitled to receive payment for some portion of the Award if Grantee's employment terminates prior to the end of the Performance Cycle.

               1.2 The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. This Agreement shall be construed in accordance with, and subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

        2. Performance Measure and Performance Levels.

               The Committee has established the performance measure (the "Performance Measure"), and award and performance levels set forth in Appendix A attached hereto. The chart in Appendix A specifies a Commitment performance level, at which the Commitment Level Award will be paid, an Aspiration performance level, at or above which an Aspiration Level Award will be paid, and a threshold performance level, at which a minimum incentive award will be paid and below which no award will be paid. For each level of performance at or above the threshold performance level through the Aspiration performance level, Grantee will receive an award determined in accordance with the chart and formulae set forth in Appendix A. The terms used in determining the Performance Measure are defined in Appendix B.

        3. Determination of Aspiration Award.

               3.1 Determination Notice. Subject to Section 3.2, as soon as practical following the last day of the Performance Cycle, the Committee will determine, in accordance with Section 7(c) of the Plan, the performance level of NSI with respect to the Performance Measure for the Performance Cycle. The Committee may in determining the performance level with respect to the Performance Measure adjust NSI's financial results for the Performance Cycle to exclude the effect of unusual charges or income items which are distortive of financial results for the Performance Cycle; provided, that, in determining financial results, items whose exclusion from consideration will increase the performance level of NSI shall only have their effects excluded if they constitute "extraordinary items" under generally accepted accounting principles and all such items shall be excluded. The Committee shall also adjust the performance calculations to exclude the unanticipated effect on financial results of changes in the Code, or other tax laws, and the regulations thereunder. The Committee shall also exclude from consideration the effect on financial performance of each of the following events or items where the result of excluding the particular event or item is to increase the performance level of NSI: (i) an acquisition or a divestiture involving more than $10 million in net worth or $25 million in business revenues; (ii) an equity restructuring involving more than $1 million; (iii) asset impairment charges involving more than $1 million and restructuring costs involving more than $1 million associated with facility closings or reduction in employment levels; (iv) changes in accounting treatment or rules involving more than $1 million. The Committee may decrease the amount of the Award otherwise payable to Grantee if, in the Committee's view, such adjustment is necessary or desirable, regardless of the extent to which the Performance Measure has been achieved. The Committee may establish such guidelines and procedures for reducing the amount of an Award as it deems appropriate.

                      The Company will notify the Grantee (or the executors or administrators of the Grantee's estate, if applicable) of the Committee's determination (the "Determination Notice"). The Determination Notice shall specify the performance level of NSI with respect to the Performance Measure for the Performance Cycle and the amount of Award (if any) Grantee will be entitled to receive. Unless the Committee determines otherwise at the time the Award is paid and except as otherwise provided in the event of a Change in Control, the amount Grantee is entitled to receive will be paid one-half in cash and one-half in Shares. The Shares will be valued at their Fair Market

Value as of the last day of the Performance Cycle. Except in the case of a Change in Control, the Committee may, in its discretion, attach restrictions, terms, and conditions to the Shares issued as part of the Award.

               3.2 Significant Corporate Events. If, during a Performance Cycle, NSI consummates an acquisition or disposition that (i) involves assets whose value equals or exceeds 20% of the total value of NSI's assets, (ii) represents a part of the business whose revenues equal or exceed 20% of the total of NSI's revenues, or (iii) causes a material restructuring of NSI, the following rules shall apply:

                      (a) If the transaction is consummated during the first year of the Performance Cycle, the Performance Cycle and the Grantee's outstanding Award will be terminated with no payout and a new Performance Cycle containing a new Award will be started.

                      (b) If the transaction is consummated after the first year of the Performance Cycle, the Performance Cycle will end and the outstanding Award will be determined and paid at NSI's actual performance level to such date, taking into account the adjustments provided for in Section 3.1 above and using prorated performance levels of the Performance Measure to reflect the portion of the Performance Cycle that had elapsed as of the date of consummation of the acquisition or disposition. Payment of the Award will be made as soon as practical after it is determined. A new Performance Cycle will be started to cover the period remaining in the initial Performance Cycle or, if that result is not practical, the Committee will make an appropriate adjustment to reflect the premature termination of the initial Performance Cycle.

                      If, during a Performance Cycle, NSI consummates an acquisition or disposition that is not covered by the special provisions of this
Section 3.2, the financial effects of such acquisition or disposition shall be handled as provided in Section 3.1.

                      Any actions under this Section 3.2 shall be taken in accordance with the requirements of Code Section 162(m) and the regulations thereunder.

        4. Termination of Employment.

               4.1 In General. Except as provided in Sections 4.2, 4.3, and 4.4 below, in the event that the Grantee's employment terminates during a Performance Cycle, all unearned Aspiration Awards shall be immediately forfeited by the Grantee.

               4.2 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of the Grantee is terminated by reason of death or Disability during a Performance Cycle, the Grantee shall be entitled to a prorated payout with respect to the unearned Award. The prorated payout shall be determined by the Committee based upon the length of time that the Grantee was actively employed during the Performance Cycle relative to the full length of the Performance Cycle; provided, that payment shall only be made to the extent at the end of the Performance Cycle the Award would have been earned based upon the performance level achieved for the Performance Cycle (taking into account the adjustment provisions and other rules in Section 3 above); and provided, further, that the performance level used to determine the prorated award cannot exceed 200% of the Commitment performance level.

                      In the event of Grantee's Retirement (on or after age 65), the full Award shall continue to be eligible for payout at the end of the Performance Cycle, just as if Grantee had remained employed for the remainder of the Performance Cycle (including if the Grantee dies after Retirement but before the end of the Performance Cycle). At the end of the Performance Cycle, the Committee shall make its determination in the same manner as provided in Section 3.

                      Payment of earned Awards to Grantee in the event of termination due to death, Disability, or Retirement shall be made at the same time payments would be made to Grantee if Grantee did not terminate employment during the Performance Cycle.

               4.3 Change In Control. Notwithstanding anything in this Agreement to the contrary, if a Change in Control occurs during the Performance Cycle, then the Grantee's Award shall be determined for the Performance Cycle then in progress as though the Performance Cycle had ended as of the date of the Change in Control and the outstanding Award will be paid at the Commitment Level Award or the actual performance level to such date (using, for such purpose, prorated performance levels of the Performance Measure to reflect the portion of the Performance Cycle that has elapsed as of the date of the Change in Control), whichever provides the greater payment. The Award determined in accordance with the preceding sentence shall be fully vested and payable immediately to the Grantee. The Committee shall determine the amount of the Award under this
Section 4.3, subject to the terms of this section, and no downward adjustment of the Award which would result in reduction of the Award by more than 50% shall be permitted. The Award will be paid in full in cash, unless the Grantee elects to receive one-half of the Award in Shares. For purposes of determining the number of Shares to be paid to the Grantee under this Section 4.3, the Fair Market Value of a Share shall be determined by taking the average closing price per share for the last twenty (20) trading days prior to the commencement of the offer, transaction, or other event which resulted in a Change in Control.

               4.4 Termination Without Cause. In the event Grantee's employment is terminated by the Company without Cause more than one (1) year after the commencement of the Performance Cycle and prior to the end of the Performance Cycle, the Grantee shall be entitled to a prorated payout of the Award based upon the length of time that the Grantee was actively employed during the Performance Cycle relative to the full length of the Performance Cycle; provided, that payment shall be made only to the extent at the end of the Performance Cycle the Award would have been earned based upon the performance level achieved during the Performance Cycle (taking into account the adjustment provisions and other rules in Section 3 above); and provided, further, that the performance level used to determine the prorated award cannot exceed 200% of the Commitment performance level. Payment shall be made to Grantee at the same time as if Grantee had not terminated employment during the Performance Cycle.

        5. No Right to Continued Employment.

               Nothing in this Agreement or the Plan shall be interpreted to confer upon the Grantee any rights with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Grantee's employment at any time.

        6. Nonassignment.

               The Grantee shall not have the right to assign, alienate, pledge, transfer, or encumber any amounts due Grantee hereunder, and any attempt to assign, alienate, pledge, transfer, or encumber Grantee's rights or benefits shall be null and void and not recognized by the Plan or the Company.

        7. Modification of Agreement.

               This Agreement may be modified, amended, suspended, or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

        8. Severability; Governing Law.

               Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

               The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

        9. Successors in Interest.

               This Agreement shall inure to the benefit of and be binding upon any successor to the Company. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee's heirs, executors, and administrators.

        10. Resolution of Disputes.

               Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding, and conclusive on the Grantee and the Company for all purposes.

        11. Withholding of Taxes.

               The Company shall have the right to deduct from any amount payable under this Agreement, an amount equal to the federal, state, and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any such amount. In satisfaction of all or part of the Withholding Taxes, the Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to him or her pursuant to an Award, having an aggregate Fair Market Value equal to the Withholding Taxes.

        12. Shareholder Approval.

               The effectiveness of this Agreement and of the grant of the Award pursuant hereto is subject to the approval of the Plan by the stockholders of NSI in accordance with the terms of the Plan.

                           NATIONAL SERVICE INDUSTRIES, INC.



                           By:________________________________________________
                                JAMES S. BALLOUN
                                Chairman, President and Chief Executive Officer



                           NATIONAL SERVICE INDUSTRIES, INC. (GA), Subsidiary



                           By:________________________________________________
                                JAMES S. BALLOUN
                                Chairman, President and Chief Executive Officer



                           ___________________________________________________
                           Name of Grantee: ((Grantee))

     Aspiration Achievement Incentive Award Appendix A - Executive Officers


Name                                     James S. Balloun                       Brock A. Hattox
-----------------------                  -------------------------              -------------------------------
Position                                 Chairman & CEO                         EVP, Chief Financial Officer
Salary                                   $800,000                               $380,000
Division                                 NSI Total                              NSI Total
Total LTI Multiple                       160%                                   160%
AAI % of LTI                              30%                                    30%

                                    FY 99-01

Threshold                                 38.5                                   38.5
Commitment                                60.5                                   60.5
Aspiration                               114.0                                  114.0

                           Individual AAI Opportunity

Threshold                                $  100,000                             $ 45,600
Commitment                               $  400,000                             $182,400
Aspiration                               $2,000,000                             $912,000